                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 10, 2000

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                                KMART CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

            1-327                                        38-0729500
    (Commission File Number)                (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                   48084
(Address of Principal Executive Offices)                (Zip Code)

                                 (248) 643-1792
              (Registrant's Telephone Number, Including Area Code)

                                      N/A

         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

1. On August 10, 2000 Kmart Corporation issued a press release announcing 2000 Second Quarter Earnings. A copy of the press release is attached as
     Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   EXHIBITS.

     Exhibit 99.1 August 10, 2000 press release regarding 2000 Second Quarter Earnings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KMART CORPORATION
                                                  (Registrant)

Date: August 10, 2000                             By: /s/ Martin E. Welch III
                                                      -------------------------
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                 Exhibit Index

Exhibit Number             Description
--------------             -----------
    99.1                   August 10, 2000 press release regarding 2000 Second
                           Quarter Earnings